Pruco Life Insurance Company

                        Strategic Partners Annuity One 3
                            Strategic Partners Plus 3

     Strategic  Partners  FlexElite (version of contract sold on or after May 1,
2003)

                        Supplement, dated March 19, 2007
                                       To
                         Prospectuses, dated May 1, 2006



In this supplement, we reflect certain enhancements to the Highest Daily Lifetime Five Benefit. In general, these enhancements result in an increased amount that serves as the basis for your lifetime withdrawals, provided that the conditions described below under "KEY FEATURE - Total Protected Withdrawal Value" are met. We detail below how these enhancements affect each aspect of the benefit. The supplement also describes a new return of principal guarantee. Apart from the changes to Highest Daily Lifetime Five that we set forth below, the prospectus changes set forth in the November 20, 2006 supplement to each prospectus remain in effect. Moreover, these enhancements, which apply to both existing elections of Highest Daily Lifetime Five and to new elections of the benefit, will become effective only upon appropriate regulatory approval.

This Supplement should be read and retained with the current Prospectus for your annuity contract. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the current Prospectus, please contact us at (888) PRU-2888.

A. We revise the Glossary section as follows:

o We revise the first sentence of the definition of "Annual Income Amount" to state: "Under the terms of the Lifetime Five Income Benefit, an amount that you can withdraw each year as long as the annuitant lives. For the Highest Daily Lifetime Five Benefit only, we refer to an amount that you can withdraw each year as long as the annuitant lives as the "Total Annual Income Amount."

o We revise the first sentence of the definition of "Excess Income/Excess Withdrawal" to state: "Under the Lifetime Five Income Benefit, Spousal Lifetime Five Income Benefit, and Highest Daily Lifetime Five Benefit, Excess Income refers to cumulative withdrawals that exceed the Annual Income Amount (the Total Annual Income Amount, for Highest Daily Lifetime Five only)."

o We revise the definition of "Protected Withdrawal Value" to read as follows: "Under the Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit, an amount that we guarantee regardless of the investment performance of your Contract Value. For the Highest Daily Lifetime Five Benefit only, we refer to an amount that we guarantee regardless of the investment performance of your Contract Value as the "Total Protected Withdrawal Value".

We add the following new definitions:

ENHANCED PROTECTED WITHDRAWAL VALUE
Under the Highest Daily Lifetime Five Benefit only, an additional value (as described below under "KEY FEATURE - Total Protected Withdrawal Value") that is considered when we determine your Total Protected Withdrawal Value, provided that you have not made any withdrawal during the first ten years that your Highest Daily Lifetime Five Benefit has been in effect and you otherwise meet the conditions set forth in the rider and this prospectus.

TOTAL ANNUAL INCOME AMOUNT
Under the Highest Daily Lifetime Five Benefit only, an amount that you can withdraw each year as long as the annuitant lives, and which is equal to a percentage of the Total Protected Withdrawal Value.

TOTAL PROTECTED WITHDRAWAL VALUE
Under the Highest Daily Lifetime Five Benefit only, an amount that we guarantee regardless of the investment performance of your Contract Value, which is equal to the greater of the existing Protected Withdrawal Value and any Enhanced Protected Withdrawal Value.


     B. The following replaces the description of the Highest Daily Lifetime Five Income Benefit under Section 5 entitled "WHAT IS THE LIFETIME FIVE INCOME BENEFIT?"(except that, the asset transfer formula set forth in the November 20, 2006 supplement remains intact)

HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT
(HIGHEST DAILY LIFETIME FIVE)

The Highest Daily Lifetime Five program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Highest Daily Lifetime Five is offered as an alternative to Lifetime Five and Spousal Lifetime Five. Currently, if you elect Highest Daily Lifetime Five and subsequently terminate the benefit, you will not be able to re-elect Highest Daily Lifetime Five, and will have a waiting period until you can elect Spousal Lifetime Five or Lifetime Five. Specifically, you will be permitted to elect Lifetime Five or Spousal Lifetime Five only on an anniversary of the contract date that is at least 90 calendar days from the date that Highest Daily Lifetime Five was terminated. We reserve the right to further limit the election frequency in the future. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Five Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit (other than the Highest Daily Value Death Benefit). As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Contract Value in accordance with the then-permitted and available investment option(s) with this program.

We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of market performance on the Contract Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Contract, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. We discuss Highest Daily Lifetime Five in greater detail immediately below. In addition, please see the Glossary section of this prospectus for definitions of some of the key terms used with this benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime Five, and in the Appendices to this prospectus, we set forth the formula under which we make those asset transfers.

As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Contract Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Contract Value, it is possible for the Contract Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Contract Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

KEY FEATURE -- Total Protected Withdrawal Value
The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If the conditions described below for obtaining Enhanced Protected Withdrawal Value are not met, then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

The Protected Withdrawal Value initially is equal to the Contract Value on the date that you elect Highest Daily Lifetime Five. On each business day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such business day (the "Current Business Day"), the Protected Withdrawal Value is equal to the greater of:

o the Protected Withdrawal Value for the immediately preceding business day (the "Prior Business Day "), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Business Day and the Current Business Day (i.e., one day for successive business days , but more than one calendar day for business days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Business Day; and
o        the Contract Value.

If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Contract Value.


The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:


            (a) 200% of the Contract Value on the date you elected Highest Daily Lifetime Five;
            (b) 200% of all Purchase Payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and (c) 100% of all Purchase Payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

KEY FEATURE -- Total Annual Income Amount under the Highest Daily Lifetime Five Benefit

The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value. For purposes of the asset transfer formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value. Under the Highest Daily Lifetime Five Benefit, if your cumulative withdrawals in a Contract Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Contract Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Contract Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Contract Value immediately prior to such withdrawal (see examples of this calculation below). If you withdraw Excess Income, your Highest Daily Annual Income Amount also will be reduced by the same ratio. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).

An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Contract Value increases subsequent to your first withdrawal. We begin examining the Contract Value for purposes of this feature starting with the anniversary of the Contract Date (the "Contract Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Contract Anniversary, we identify the Contract Value on the business days corresponding to the end of each quarter that (i) is based on your Contract Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Contract Year. If the end of any such quarter falls on a holiday or a weekend, we use the next business day. We multiply each of those quarterly Contract Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Contract Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Contract Anniversary, by performing a similar examination of the Contract Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

The Highest Daily Lifetime Five program does not affect your ability to make withdrawals under your contract, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in a Contract Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Contract Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Contract Year.

If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Contract Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Contract Years.

Examples of dollar-for-dollar and proportional reductions and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:

|X|      The Contract Date is December 1, 2006
|X| The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

Dollar-for-dollar reductions
On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Contract on this date, the remaining Total Annual Income Amount for that Contract Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount -- $6,000 less $2,500 = $3,500.

Proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Contract Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Contract Year to $0. The remaining withdrawal amount -- $1,500 - reduces the Total Annual Income Amount in future Contract Years on a proportional basis based on the ratio of the excess withdrawal to the Contract Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Contract Year, each would result in another proportional reduction to the Total Annual Income Amount).

Here is the calculation:

Contract value before withdrawal                                     $110,000.00
Less amount of "non" excess withdrawal                                -$3,500.00
Contract value immediately before excess withdrawal of $1,500        $106,500.00

Excess withdrawal amount                                               $1,500.00
Divided by Contract Value immediately before excess withdrawal       $106,500.00
Ratio                                                                      1.41%

Total Annual Income Amount                                             $6,000.00
Less ratio of 1.41%                                                      -$84.51
Total Annual Income Amount for future Contract Years                   $5,915.49

Highest Quarterly Auto Step-Up

On each Contract Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Contract Anniversary in subsequent years), adjusted for excess withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

Continuing the same example as above, the Total Annual Income Amount for this Contract Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Contract Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Contract Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.


                                                     Highest Quarterly
                                                    Value (adjusted with    Adjusted Total Annual
                                                       withdrawal and      Income Amount (5% of the
           Date*                Contract Value      Purchase Payments)**   Highest Quarterly Value)
June 1, 2007                     $118,000.00            $118,000.00               $5,900.00
August 6, 2007                   $120,000.00            $112,885.55               $5,644.28
September 1, 2007                $112,000.00            $112,885.55                $5,644.28
December 1, 2007                 $119,000.00            $119,000.00               $5,950.00

*In this example, the Contract Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Contract Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

**In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
|X| The Contract Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Contract Year), resulting in an adjusted Contract Value of $114,500 before the excess withdrawal.
|X| This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Contract Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Contract Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Contract Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Contract Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

BENEFITS UNDER THE HIGHEST DAILY LIFETIME FIVE PROGRAM

     o To the extent that your Contract Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Contract Year equal to the remaining Total Annual Income Amount for the Contract Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Contract Value was reduced to zero. In subsequent Contract Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Contract Year that reduced your Contract Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.

     o If Annuity payments are to begin under the terms of your Contract, or if you decide to begin receiving annuity payments and there is a Total Annual Income Amount due in subsequent Contract Years, you can elect one of the following two options:

            (1) apply your Contract Value to any annuity option available; or
            (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

We must receive your request in a form acceptable to us at our office.

In the absence of an election when mandatory contract payments are to begin, we will make annual contract payments in the form of a single life fixed contract with ten payments certain, by applying the greater of the contract rates then currently available or the contract rates guaranteed in your Contract. The amount that will be applied to provide such annuity payments will be the greater of:

            (1) the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed contract rates then currently available or the single life fixed contract rates guaranteed in your Contract; and
            (2) the Contract Value.

o If no withdrawal was ever taken, we will calculate the Total Annual Income Amount as if you made your first withdrawal on the date the contract payments are to begin.
o Please note that payments that we make under this benefit after the contract anniversary coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.

Other Important Considerations
o Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Contract, including any CDSC.
o Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Contract. The Highest Daily Lifetime Five Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Contract you will receive the current surrender value.
o You can make withdrawals from your Contract while your Contract Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Contract Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.
o You must allocate your Contract Value in accordance with the then available investment option(s) that we may permit in order to elect and maintain the Highest Daily Lifetime Five benefit.


Election of and Designations under the Program
For Highest Daily Lifetime Five, there must be either a single Owner who is the same as the Annuitant, or if the Contract is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

Any change of the Annuitant under the Contract will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

Currently, if you terminate the Highest Daily Lifetime Five benefit, you will
(a) not be permitted to re-elect the benefit and (b) will be allowed to elect the Spousal Lifetime Five Benefit or the Lifetime Five Income Benefit on any anniversary of the Contract Date that is at least 90 calendar days from the date the Highest Daily Lifetime Five Benefit was terminated. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Highest Daily Lifetime Five benefit.

Termination of the Program
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Contract (iii) upon your election to begin receiving contract payments (iv) upon the death of the Annuitant (v) if both the Contract Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit.

Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

Return of Principal Guarantee
If you have not made a withdrawal before the Tenth Anniversary, we will increase your Contract Value on that Tenth Anniversary (or the next business day, if that anniversary is not a business day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

(a) your Contract Value on the day that you elected Highest Daily Lifetime Five; and
(b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.


If the sum of (a) and (b) is greater than your Contract Value on the Tenth Anniversary, we increase your Contract Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Contract Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Contract Value under this provision will be allocated to each of your variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Contract Value, immediately prior to the application of the amount. Any such amount will not be considered a purchase payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Contract Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.


Asset Transfer Component of Highest Daily Lifetime Five

As indicated above, we limit the sub-accounts to which you may allocate Contract Value if you elect Highest Daily Value Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our specialized asset transfer program, under which we may transfer Contract Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate Purchase Payments to that Account.

 Under the asset transfer component of Highest Daily Lifetime Five, we monitor your Contract Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with a formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in the Appendices to this prospectus). Speaking generally, the formula, which we apply each business day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Highest Daily Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage, it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage, then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Total Annual Income Amount.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Contract Value to the Benefit Fixed Rate Account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the Benefit Fixed Rate Account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Five, the ratios we use will be fixed. For contracts issued in the future, however, we reserve the right to change the ratios.

While you are not notified when your Contract reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Contract Value either to or from the Benefit Fixed Rate Account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

o        Not make any transfer; or
o If a portion of your Contract Value was previously allocated to the Benefit Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
o Transfer all or a portion of your Contract Value in the Permitted Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.


If a significant amount of your Contract Value is systematically transferred to the Benefit Fixed Rate Account during periods of market declines or low interest rates, less of your Contract Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. Under the reallocation formula that we employ, it is possible that over time a significant portion, and under certain circumstances all, of your Contract Value may be allocated to the Benefit Fixed Rate Account. Note that if your entire contract value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, that value would remain in the Benefit Fixed Rate Account unless you made additional purchase payments.


Additional Tax Considerations

If you purchase a contract as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your contract beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Contract Year that required minimum distributions due from your Contract are greater than such amounts. In addition, the amount and duration of payments under the contract payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

As indicated, withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the contract. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all purchase payments are returned under the contract, all subsequent withdrawal amounts will be taxed as ordinary income.




 SPVASUP8







                          Pruco Life Insurance Company
                   Pruco Life Insurance Company Of New Jersey

                         Strategic Partners Annuity One
                             Strategic Partners Plus
                        Strategic Partners Annuity One 3
                            Strategic Partners Plus 3

                          Strategic Partners FlexElite

                           Strategic Partners Advisor



                        Supplement, dated March 19, 2007
                                       To
                         Prospectuses, dated May 1, 2006

We are issuing this supplement to each of the above-referenced prospectuses for actively-sold contracts, in order to describe an alternative way in which the death benefit under your annuity may be paid to your beneficiaries.

This Supplement should be read and retained with the current Prospectus for your annuity contract. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the current Prospectus, please contact us at (888) PRU-2888.


A. In the "What Is The Death Benefit?" section of each prospectus, in the sub-section entitled "Payout Options," we re-word the lead-in language to the second paragraph to state "With respect to a death benefit paid on or before March 19, 2007, the death benefit payout options are . . . ", and we add the following to the end of that section:

With respect to a death benefit paid after March 19, 2007, unless the surviving spouse opts to continue the contract (or spousal continuance is required under the terms of your contract), a beneficiary may, within 60 days of providing proof of death, take the death benefit as follows:


     o as a lump sum. If the beneficiary does not choose a payout option within sixty days, the beneficiary will be paid in this manner; or

     o as payment of the entire death benefit within a period of 5 years from the date of death; or

     o as a series of payments not extending beyond the life expectancy of the beneficiary, or over the life of the beneficiary. Payments under this option must begin within one year of the date of death; or

     o as the beneficiary continuation option, described immediately below.


Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options, as well as an election form with which the beneficiary may choose an option.


Beneficiary Continuation Option

Instead of receiving the death benefit in a single payment, or under an annuity option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code. This "Beneficiary Continuation Option" is described below and is available for both qualified contracts (i.e., contracts sold to an IRA, Roth IRA, SEP IRA, or 403(b)) and non-qualified contracts. In the section below entitled "Alternative Death Benefit Payment Options - Qualified Contracts", we describe Beneficiary Continuation Option provisions that are unique to qualified contracts.

Under the beneficiary continuation option:

o The Owner's contract will be continued in the Owner's name, for the benefit of the beneficiary.
o Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, we charge an amount equal to 1.00% annually, imposed daily against the average daily net assets allocated to the variable investment options.
o Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of contract value if the contract value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
o The initial contract value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
o The available variable investment options will be among those available to the Owner at the time of death, however certain variable investment options may not be available.
o The beneficiary may request transfers among variable investment options, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
o No fixed interest rate options will be offered. o No additional Purchase Payments can be applied to the contract.
o The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary. o The beneficiary can request a withdrawal of all or a portion of the contract value at any time without application of any applicable CDSC.

o Upon the death of the Beneficiary, if the beneficiary's successor does not take a lump sum, the successor may take any remaining benefit over the life expectancy of the beneficiary.


Currently, only Investment Options corresponding to Portfolios of the American Skandia Trust and the Prudential Money Market Portfolio of The Prudential Series Fund are available under the Beneficiary Continuation Option.

In addition to the materials referenced above, the beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option. We may pay compensation to the selling broker-dealer based on amounts held in the Beneficiary Continuation Option.

Alternative Death Benefit Payment Options - Qualified Contracts

The Code provides for alternative death benefit payment options when a contract is held through a tax-qualified arrangement that requires minimum distributions. Upon death under an IRA, 403(b) or other "qualified investment", a beneficiary may generally elect to continue the contract and receive minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether death occurred on or before the date minimum distributions under the Code were required to begin, and whether the beneficiary is the surviving spouse.

o If death occurs before the date minimum distributions must begin under the Code (i.e., by April 1 of the year after the year the Owner reaches age 70 1/2), the death benefit can be paid out in either a lump sum, within five years from the date of death, or over the life or life expectancy of the designated beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if the spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of the spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which the deceased would have reached age 70 1/2, which ever is later.


o If death occurs after the date minimum distributions must begin under the Code (i.e., by April 1 of the year after the year the Owner reaches age 70 1/2), the death benefit must be paid out at least as rapidly as under the method that had been in effect when the Owner was receiving distributions. A beneficiary has the flexibility to take out more each year than required under the minimum distribution rules.


Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date minimum distributions must begin under the Code.

The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.



B. For each of the above-referenced prospectuses, we revise the section entitled "Summary of Contract Expenses" to the extent indicated below to illustrate the fees that are unique to the Beneficiary Continuation Option:



                       CONTRACT OWNER TRANSACTION EXPENSES

Maximum Transfer Fee
  Each transfer after 20
  (Beneficiary Continuation Option ONLY)                                 $10.00




The next table describes the fees and expenses you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.

                            PERIODIC ACCOUNT EXPENSES


Maximum Annual Contract Fee
  If Contract Value is less than $25,000
  (Beneficiary Continuation Option ONLY)   lesser of $30 or 2% of Contract Value



                      INSURANCE AND ADMINISTRATIVE EXPENSES


        AS A PERCENTAGE OF CONTRACT VALUE IN VARIABLE INVESTMENT OPTIONS

Settlement Service Charge*                                                1.00%


* The other Insurance and Administrative Expense Charges do not apply if you are a beneficiary under the Beneficiary Continuation Option. Instead, the Settlement Service Charge set forth here applies, if your beneficiary elects the Beneficiary Continuation Option. The 1.00% charge is an annual charge that is assessed daily against the assets in the variable investment options.



C. For each of the above-referenced prospectuses, in the section entitled "What Are the Expenses Associated With The . . . Contract", the following paragraph is added, immediately before "Taxes Attributable To Premium" (and an entry entitled "Beneficiary Continuation Option Charges" is added as a new line item to the Table of Contents):

     Beneficiary Continuation Option Charges: If your beneficiary takes the death benefit under the beneficiary continuation option, we deduct a Settlement Service Charge. The charge is assessed daily against the average assets allocated to the variable investment options, and is equal to an annual charge of 1.00%. In addition, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of contract value if the contract value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request. Finally, transfers in excess of 20 per year will incur a $10 transfer fee.


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